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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of the earliest event reported)  SEPTEMBER 17, 1996



                               THE GRAND UNION COMPANY
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                (Exact name of registrant as specified in its charter)


Delaware                           0- 26602                       22-1518276
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)               Identification No.)


201 Willowbrook Boulevard, Wayne, New Jersey                      07470-0966
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code              (201) 890-6000
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ITEMS 5. OTHER EVENTS.

    On September 17, 1996, The Grand Union Company sold $40 million of a total of $100 million of Class A 8.5% convertible preferred stock to an investment group consisting of Trefoil Capital Investors II, L.P., and GE Investment Private Placement Partners II, A Limited Partnership.

ITEM 7.  EXHIBITS

99.1    The Grand Union Company's September 17, 1996 Press Release.



                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE GRAND UNION COMPANY
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                                            (Registrant)


Date:  October 1, 1996                      /s/ Kenneth R. Baum
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                                            Kenneth R. Baum


                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Secretary (Principal
                                            Financial Officer and
                                            Principal Accounting Officer)


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